UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West MFS International Value Fund
(Institutional Class, Initial Class and Class L)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the twelve months ended December 31, 2016, the MFS International Value Fund (Institutional Class shares) provided a total return of 4.26%. This compares with a return of 5.02% for the MSCI EAFE Value Index and 1.00% for the MSCI EAFE Index.
Sluggish global growth weighed on both developed and emerging market ("EM") economies during much of 2016, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 0.25% at the end of the period, the second hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union ("EU") beginning a multi-year process of negotiation in order to achieve "Brexit." While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.
Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials and industrial sectors early in 2016, abated later in the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was a headwind for multinationals late in the period. The sharp rise in the U.S. dollar also weighed on earnings. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in 2016, however, new challenges emerged for emerging markets debt ("EMD") as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in "wait-and-see" mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.
Stock selection in the basic materials sector weakened performance relative to the MSCI EAFE Value Index. Within this sector, not holding shares of strong-performing mining companies BHP Billiton (United Kingdom) and Glencore (United Kingdom) weighed on relative returns.
An underweight allocation to the strong-performing energy sector further dampened relative performance. Not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company BP (United Kingdom) hurt relative returns.

A combination of the Fund's overweight position and security selection in the consumer staples sector also hurt relative results. Holding shares of household products manufacturer Reckitt Benckiser (United Kingdom) and food processing company Groupe Danone (France), along with the Fund's overweight position in global food company Nestle (Switzerland), subtracted from relative performance.
Elsewhere, the Fund's overweight positions in aerospace and defense technology systems developer Cobham (United Kingdom) and telecommunications equipment provider Ericsson (Sweden) also detracted from relative results.
The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Strong security selection in the technology sector lifted relative returns. Within this sector, holding shares of computer graphics processors maker NVIDIA, electronic equipment and circuit company Analog Devices, Taiwanese semiconductor manufacturer Taiwan Semiconductor and electrical circuit component manufacturer Texas Instruments boosted relative performance.
The Fund's underweight allocation to both the utilities & communications and financial services sectors also helped strengthen relative performance. Within the utilities & communications sector, an underweight position in poor-performing Vodafone Group (United Kingdom) supported relative results as shares declined later in 2016. Within the financial services sector, not owning shares of poor-performing financial services firms Lloyds Banking Group (United Kingdom) and Credit Suisse (Switzerland) aided relative returns.
Stocks in other sectors that supported relative performance included owning shares of adhesives and coating manufacturer Nordson and not owning shares of pharmaceutical firms AstraZeneca (United Kingdom) and Teva Pharmaceuticals (Israel).
During the twelve months ended December 31, 2016, the Fund's relative currency exposure, resulting primarily from differences between the Fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a positive factor aiding relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	4.26%	N/A	1.23%
Initial Class	3.88%	10.87%	1.51%
Class L	3.50%	N/A	5.74%
(a) Class L inception date was April 30, 2013.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2016
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	37.71%
Technology	15.75
Financial	15.25
Industrial	13.64
Consumer, Cyclical	5.70
Basic Materials	4.36
Communications	2.28
Energy	1.02
Short Term Investments	4.29
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$ 995.60	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.66
Initial Class
Actual	$1,000.00	$ 994.10	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.48
Class L
Actual	$1,000.00	$ 991.70	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.15
* Expenses are equal to the Fund's annualized expense ratio of 0.72% for the Institutional Class, 1.08% for the Initial Class and 1.41% for the Class L shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.39%
142,698	Brenntag AG(a)	$ 7,909,614
9,714	Givaudan SA(a)	17,778,296
200,440	Symrise AG(a)	12,178,319
12,478	Syngenta AG(b)	4,943,778
		42,810,007
Communications — 2.30%
778,700	KDDI Corp(a)	19,664,495
472,452	Telefonaktiebolaget LM Ericsson Class B(a)	2,769,028
		22,433,523
Consumer, Cyclical — 5.74%
602,983	Bunzl PLC(a)	15,646,909
101,385	Cie Financiere Richemont SA(a)	6,700,591
1,380,973	Compass Group PLC(a)	25,505,684
3,264,883	Esprit Holdings Ltd(a)(b)(c)	2,559,035
169,800	USS Co Ltd(a)	2,697,405
95,100	Yamaha Corp(a)	2,899,844
		56,009,468
Consumer, Non-Cyclical — 35.41%
103,843	Bayer AG(a)	10,818,760
3,424,208	Brambles Ltd(a)	30,557,978
319,861	British American Tobacco PLC(a)	18,126,405
309,221	Colgate-Palmolive Co	20,235,422
522,114	Danone SA(a)	33,038,735
140,107	Experian PLC(a)	2,710,994
200,199	Heineken NV(a)	15,002,549
127,377	Intertek Group PLC(a)	5,457,594
246,400	Ito En Ltd(a)	8,167,555
575,700	Japan Tobacco Inc(a)	18,896,570
425,200	Kao Corp(a)	20,126,795
128,170	Kerry Group PLC Class A	9,160,975
183,800	Kobayashi Pharmaceutical Co Ltd(a)(c)	7,850,315
17,900	Kose Corp(a)	1,484,056
629,931	Nestle SA(a)	45,126,737
325,000	Nihon Kohden Corp(a)	7,178,032
391,483	Reckitt Benckiser Group PLC(a)	33,157,119
345,314	RELX NV(a)	5,808,159
561,248	Rentokil Initial PLC(a)	1,534,770
44,619	Roche Holding AG(a)	10,171,016
201,000	Rohto Pharmaceutical Co Ltd(a)(c)	3,152,711
718,200	Santen Pharmaceutical Co Ltd(a)	8,762,989
174,100	Secom Co Ltd(a)	12,720,461
213,800	Terumo Corp(a)	7,881,807
233,900	Toyo Suisan Kaisha Ltd(a)	8,462,349
		345,590,853
Energy — 1.03%
695,214	Cairn Energy PLC(a)(b)	2,019,088
Shares		Fair Value
Energy — (continued)
30,302	Core Laboratories NV(c)	$ 3,637,452
436,300	Inpex Corp(a)	4,361,172
		10,017,712
Financial — 15.36%
11,377,097	Bank of Ireland(a)(b)	2,786,465
497,000	Chiba Bank Ltd(a)	3,046,675
662,000	Daiwa Securities Group Inc(a)	4,076,417
479,628	Deutsche Annington Immobilien SE(a)	15,572,308
461,530	Deutsche Wohnen AG(a)	14,476,630
396,912	DNB ASA(a)	5,892,279
27,997	Euler Hermes Group(a)	2,458,846
42,001	Fairfax Financial Holdings Ltd	20,286,485
489,000	Hachijuni Bank Ltd(a)	2,829,531
340,713	Hiscox Ltd(a)	4,265,195
467,415	IG Group Holdings PLC(a)	2,840,126
796,787	ING Groep NV(a)	11,217,808
238,230	Jardine Lloyd Thompson Group PLC	2,888,989
55,423	Julius Baer Group Ltd(a)	2,455,335
62,015	Jyske Bank A/S(a)(c)	2,949,001
69,333	LEG Immobilien AG(a)	5,377,446
822,580	Mebuki Financial Group Inc(a)	3,040,197
732,200	North Pacific Bank Ltd(a)	3,015,403
235,600	Sumitomo Mitsui Financial Group Inc(a)	8,972,349
990,079	Svenska Handelsbanken AB Class A(a)	13,713,047
82,233	Sydbank A/S(a)	2,547,715
260,677	TAG Immobilien AG(a)	3,435,202
751,054	UBS Group AG(a)	11,743,076
		149,886,525
Industrial — 13.74%
1,132,841	Cobham PLC(a)(c)	2,279,531
285,154	GEA Group AG(a)(c)	11,443,395
8,301	Geberit AG(a)	3,323,361
70,400	Glory Ltd(a)	2,218,468
663,402	Halma PLC(a)	7,335,493
82,395	Hirose Electric Co Ltd(a)	10,189,443
708,186	IMI PLC(a)	9,048,189
212,079	Legrand SA(a)	12,032,387
168,200	MISUMI Group Inc(a)	2,762,973
80,656	Nordson Corp	9,037,505
188,500	Omron Corp(a)	7,203,521
418,673	Orica Ltd(a)	5,320,984
22,287	Schindler Holding AG(a)	3,925,037
187,615	Schneider Electric SE(a)	13,033,372
187,742	Spectris PLC(a)	5,347,401
148,972	Spirax-Sarco Engineering PLC(a)	7,664,972
41,306	Wartsila OYJ Abp(a)	1,852,017
819,000	Yamato Holdings Co Ltd(a)	16,601,965
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Industrial — (continued)
240,600	Yokogawa Electric Corp(a)	$ 3,473,629
		134,093,643
Technology — 15.85%
392,595	Amadeus IT Holding SA Class A(a)	17,805,869
150,462	Analog Devices Inc	10,926,550
57,273	ANSYS Inc(b)	5,297,180
61,597	ASM International NV(a)(c)	2,761,573
603,551	Cadence Design Systems Inc(b)	15,221,556
55,178	Check Point Software Technologies Ltd(b)	4,660,334
92,481	Dassault Systemes(a)(c)	7,039,308
666,042	Infineon Technologies AG(a)	11,520,887
84,990	Neopost SA(a)	2,654,376
513,557	Nomura Research Institute Ltd(a)	15,607,820
193,744	NVIDIA Corp	20,680,234
144,200	Obic Co Ltd(a)	6,289,420
776,805	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	22,333,144
163,561	Texas Instruments Inc	11,935,046
		154,733,297
TOTAL COMMON STOCK — 93.82% (Cost $829,065,219)		$915,575,028
PREFERRED STOCK
Consumer, Non-Cyclical — 2.55%
209,597	Henkel AG & Co KGaA(a)	24,950,469
TOTAL PREFERRED STOCK — 2.55% (Cost $20,439,436)		$ 24,950,469
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 3.07%
$30,000,000	Federal Home Loan Bank 0.30%, 01/03/2017	29,999,250
Repurchase Agreements — 1.25%
2,886,055	Undivided interest of 2.98% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $2,886,055 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(d)	2,886,055
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$2,886,055	Undivided interest of 2.98% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $2,886,055 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(d)
		$ 2,886,055
2,886,055	Undivided interest of 3.04% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $2,886,055 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(d)	2,886,055
2,886,055	Undivided interest of 4.83% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $2,886,055 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(d)	2,886,055
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2016
Principal Amount	Fair Value
Repurchase Agreements — (continued)
$607,389	Undivided interest of 5.16% in a repurchase agreement (principal amount/value $11,773,812 with a maturity value of $11,774,466) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $607,389 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 7.88%, 12/31/16 - 9/9/49, with a value of $12,009,288.(d)
$ 607,389
12,151,609
SHORT TERM INVESTMENTS — 4.32% (Cost $42,150,859)	$ 42,150,859
TOTAL INVESTMENTS — 100.69% (Cost $891,655,514)	$982,676,356
OTHER ASSETS & LIABILITIES, NET — (0.69)%	$ (6,776,504)
TOTAL NET ASSETS — 100.00%	$975,899,852
(a)	Security is fair valued under procedures adopted by the Board of Directors.
(b)	Non-income producing security.
(c)	All or a portion of the security is on loan at December 31, 2016.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
At December 31, 2016, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	EUR	297,000	USD	336,191	March 2017	$(22,208)
BNP	EUR	759,000	USD	859,775	March 2017	(57,374)
BNP	USD	1,319,736	JPY	131,938,000	March 2017	185,858
CIT	EUR	396,000	USD	448,822	March 2017	(30,178)
CIT	USD	660,013	JPY	65,970,000	March 2017	93,065
DB	EUR	1,801,000	USD	2,039,448	March 2017	(135,464)
DB	USD	9,679,986	JPY	968,001,000	March 2017	1,360,964
HSB	EUR	1,352,000	USD	1,531,469	March 2017	(102,159)
HSB	USD	2,154,623	JPY	215,390,000	March 2017	303,556
JPM	EUR	1,385,000	USD	1,569,544	March 2017	(105,347)
JPM	USD	11,585,653	JPY	1,158,519,000	March 2017	1,629,315
ML	EUR	1,253,000	USD	1,416,197	March 2017	(91,548)
ML	USD	4,777,463	JPY	478,278,000	March 2017	667,131
MS	EUR	957,000	USD	1,081,905	March 2017	(70,182)
MS	USD	6,763,895	JPY	676,185,000	March 2017	952,746
UBS	EUR	495,000	USD	561,162	March 2017	(37,857)
UBS	USD	2,151,060	JPY	215,009,000	March 2017	303,268
					Net Appreciation	$4,843,586
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2016
Counterparty Abbreviations:
BB	Barclays Bank PLC
BNP	BNP Paribas Securities Corp
CIT	Citigroup Global Markets
DB	Deutsche Bank
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
ML	Merrill Lynch
MS	Morgan Stanley
UBS	UBS AG
Currency Abbreviations
EUR	Euro Dollar
JPY	Japanese Yen
USD	U.S. Dollar
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
Summary of Investments by Country as of December 31, 2016.
Country	Fair Value	Percentage of Fund Investments
Japan	$223,634,368	22.76%
United Kingdom	144,660,429	14.72
United States	135,484,353	13.79
Germany	117,683,029	11.98
Switzerland	106,167,225	10.80
France	70,257,023	7.15
Australia	35,878,962	3.65
Netherlands	32,619,382	3.32
Taiwan	22,333,144	2.27
Canada	20,286,485	2.07
Spain	17,805,869	1.81
Sweden	16,482,076	1.68
Ireland	14,658,434	1.49
Norway	5,892,279	0.60
Denmark	5,496,717	0.56
Israel	4,660,334	0.47
Bermuda	4,265,195	0.43
Hong Kong	2,559,035	0.26
Finland	1,852,017	0.19
Total	$982,676,356	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West MFS International Value Fund
ASSETS:
Investments in securities, fair value (including $11,597,518 of securities on loan)(a)	$970,524,747
Repurchase agreements, fair value(b)	12,151,609
Cash	2,995,688
Cash denominated in foreign currencies, fair value(c)	183
Subscriptions receivable	1,248,885
Unrealized appreciation on forward foreign currency contracts	5,495,903
Dividends and interest receivable	2,318,416
Total Assets	994,735,431
LIABILITIES:
Payable to investment adviser	542,757
Payable for administrative services fees	88,077
Payable upon return of securities loaned	12,151,609
Redemptions payable	5,326,592
Payable for investments purchased	73,104
Payable for distribution fees	1,123
Unrealized depreciation on forward foreign currency contracts	652,317
Total Liabilities	18,835,579
NET ASSETS	$975,899,852
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$9,625,506
Paid-in capital in excess of par	861,088,617
Net unrealized appreciation	95,864,363
Overdistributed net investment income	(691,600)
Accumulated net realized gain	10,012,966
NET ASSETS	$975,899,852
NET ASSETS BY CLASS
Initial Class	$296,642,731
Class L	$5,602,973
Institutional Class	$673,654,148
CAPITAL STOCK:
Authorized
Initial Class	65,000,000
Class L	5,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	25,339,353
Class L	492,357
Institutional Class	70,423,353
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$11.71
Class L	$11.38
Institutional Class	$9.57
(a) Cost of investments	$879,503,905
(b) Cost of repurchase agreements	$12,151,609
(c) Cost of cash denominated in foreign currencies	$313
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West MFS International Value Fund
INVESTMENT INCOME:
Interest	$61,036
Income from securities lending	137,815
Dividends	20,511,444
Foreign withholding tax	(1,853,333)
Total Income	18,856,962
EXPENSES:
Management fees	5,953,618
Administrative services fees – Initial Class	1,014,706
Administrative services fees – Class L	32,929
Fund administration fees	259,011
Audit fees	50,018
Custodian fees	159,834
Distribution fees – Class L	23,460
Other	220,054
Total Expenses	7,713,630
Less amount waived by distributor - Class L	37
Net Expenses	7,713,593
NET INVESTMENT INCOME	11,143,369
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	19,079,735
Net change in unrealized appreciation on investments and foreign currency translations	468,886
Net change in unrealized appreciation on forward foreign currency contracts	4,843,586
Net Change in Unrealized Appreciation	5,312,472
Net Realized and Unrealized Gain	24,392,207
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,535,576
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West MFS International Value Fund	2016	2015
OPERATIONS:
Net investment income	$11,143,369	$8,318,250
Net realized gain	19,079,735	52,854,163
Net change in unrealized appreciation (depreciation)	5,312,472	(20,465,384)
Net Increase in Net Assets Resulting from Operations	35,535,576	40,707,029
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(1,888,312)	(2,384,494)
Class L	-	(67,306)
Institutional Class	(9,867,247)	(6,737,100)
From net investment income	(11,755,559)	(9,188,900)
From net realized gains
Initial Class	(5,642,580)	(3,862,523)
Class L	(106,603)	(97,649)
Institutional Class	(15,034,398)	(8,698,377)
From net realized gains	(20,783,581)	(12,658,549)
Total Distributions	(32,539,140)	(21,847,449)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	122,705,907	217,933,808
Class L	13,861,733	8,234,345
Institutional Class	188,433,386	694,403,812
Shares issued in reinvestment of distributions
Initial Class	7,530,892	6,247,017
Class L	106,603	164,955
Institutional Class	24,901,645	15,435,477
Shares redeemed
Initial Class	(142,312,219)	(622,824,576)
Class L	(17,412,951)	(795,462)
Institutional Class	(112,272,842)	(110,828,384)
Net Increase in Net Assets Resulting from Capital Share Transactions	85,542,154	207,970,992
Total Increase in Net Assets	88,538,590	226,830,572
NET ASSETS:
Beginning of year	887,361,262	660,530,690
End of year(a)	$975,899,852	$887,361,262
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West MFS International Value Fund	2016	2015
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	10,342,238	18,419,444
Class L	1,265,573	720,931
Institutional Class	19,366,582	69,816,151
Shares issued in reinvestment of distributions
Initial Class	618,936	532,114
Class L	8,915	14,482
Institutional Class	2,518,014	1,594,574
Shares redeemed
Initial Class	(12,194,769)	(51,939,739)
Class L	(1,502,186)	(69,342)
Institutional Class	(11,476,743)	(11,395,225)
Net Increase	8,946,560	27,693,390
(a)Including overdistributed net investment income:	$(691,600)	$(185,536)
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Initial Class
12/31/2016	$11.56	0.12	0.34	0.46	(0.08)	(0.23)	(0.31)	$11.71	3.88%
12/31/2015	$11.08	0.15	0.57	0.72	(0.09)	(0.15)	(0.24)	$11.56	6.45%
12/31/2014	$11.11	0.13	(0.01)	0.12	(0.11)	(0.04)	(0.15)	$11.08	0.99%
12/31/2013	$ 8.87	0.16	2.32	2.48	(0.24)	-	(0.24)	$11.11	27.99%
12/31/2012	$ 7.63	0.13	1.18	1.31	(0.07)	-	(0.07)	$ 8.87	17.20%
Class L
12/31/2016	$11.21	0.15	0.25	0.40	-	(0.23)	(0.23)	$11.38	3.50%
12/31/2015	$10.80	0.02	0.64	0.66	(0.10)	(0.15)	(0.25)	$11.21	6.07%
12/31/2014	$10.78	0.21	(0.14)	0.07	(0.01)	(0.04)	(0.05)	$10.80	0.61%
12/31/2013 (d)	$10.00	0.01	1.10	1.11	(0.33)	-	(0.33)	$10.78	11.10% (e)
Institutional Class
12/31/2016	$ 9.53	0.13	0.28	0.41	(0.14)	(0.23)	(0.37)	$ 9.57	4.26%
12/31/2015 (f)	$10.00	0.06	(0.27)	(0.21)	(0.11)	(0.15)	(0.26)	$ 9.53	(2.12%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Initial Class
12/31/2016	$296,643	1.08%	1.08%	N/A	0.98%	22%
12/31/2015	$307,269	1.10%	1.10%	N/A	1.30%	29%
12/31/2014	$659,948	1.10%	1.10%	N/A	1.14%	29%
12/31/2013	$636,737	1.11%	1.10%	1.53%	1.54%	28%
12/31/2012	$487,925	1.15%	1.14%	1.51%	1.52%	20%
Class L
12/31/2016	$ 5,603	1.41%	1.41%	N/A	1.31%	22%
12/31/2015	$ 8,073	1.63%	1.45%	N/A	0.19%	29%
12/31/2014	$ 583	3.16%	1.45%	N/A	1.95%	29%
12/31/2013 (d)	$ 606	23.14% (h)	1.43% (h)	(21.50%) (h)	0.21% (h)	28%
Institutional Class
12/31/2016	$673,654	0.72%	0.72%	N/A	1.32%	22%
12/31/2015 (f)	$572,020	0.72% (h)	0.72% (h)	N/A	0.88% (h)	29%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Class L inception date was April 30, 2013.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was May 1, 2015.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MFS INTERNATIONAL VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West MFS International Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Annual Report - December 31, 2016

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector, industry or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2016

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 161,244,651	$ 754,330,377	$ —	$ 915,575,028
Preferred Stock	—	24,950,469	—	24,950,469
Short Term Investments	—	42,150,859	—	42,150,859
Total investments, at fair value:	161,244,651	821,431,705	0	982,676,356
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	5,495,903	—	5,495,903
Total Assets	$ 161,244,651	$ 826,927,608	$ 0	$ 988,172,259
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	$ —	$ (652,317)	$ —	$ (652,317)
Total Liabilities	$ 0	$ (652,317)	$ 0	$ (652,317)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date
The Fund recognizes transfers between levels as of the beginning of the reporting period. As of December 31, 2016, the following transfers between levels were recognized between valuation levels.
Investments	Transfer from Level 1 to Level 2 (a)	Transfer from Level 2 to Level 1 (b)
Financial	$2,458,846	$2,888,989
(a) Transferred from Level 1 to Level 2 due to utilizing a fair value price. As of the prior reporting period end, the security utilized a market closing price.
(b) Transferred from Level 2 to Level 1 due to utilizing a market closing price. As of the prior reporting period end, the security utilized a fair value price.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - December 31, 2016

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$11,755,559	$8,850,238
Long-term capital gain	20,783,581	12,997,211
	$32,539,140	$21,847,449
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$-	$106,126	$(106,126)
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$4,375,683
Undistributed long-term capital gains	15,275,108
Net unrealized depreciation on foreign currency	(1,450)
Capital loss carryforwards	—
Post-October losses	(885,541)
Net unrealized appreciation	86,421,929
Tax composition of capital	$105,185,729
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(885,541)

Annual Report - December 31, 2016

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$896,254,427
Gross unrealized appreciation on investments	127,803,725
Gross unrealized depreciation on investments	(41,381,796)
Net unrealized appreciation on investments	$86,421,929
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in international exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - December 31, 2016

Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund invested in forward contracts during the month of December and held a notional value of $48,936,942 for that period.
Valuation of derivative investments as of December 31, 2016 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$5,495,903	Unrealized depreciation on forward foreign currency contracts	$652,317
The effect of derivative investments for the year ended December 31, 2016 is as follows:
	Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value
Foreign exchange contracts (forwards)	Net change in unrealized appreciation on forward foreign currency contracts	$4,843,586
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2016.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received(b)	Cash Collateral Received (Pledged)(b)	Net Amount
Derivative Assets (forward contracts)	$5,495,903	$(630,109)	$—	$—	$4,865,794
Derivative Liabilities (forward contracts)	$ 652,317	$(630,109)	$—	$—	$ 22,208
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral received(pledged) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund. The Adviser is required by contract to reimburse the Fund for any expenses which exceed an annual rate, including management fees and expenses paid directly by the Fund, excluding administrative service fees and distribution fees, of 0.85% of the average daily net assets of the Fund. Certain administration and accounting services fees

Annual Report - December 31, 2016

for the Fund are disclosed as Fund administration fees on the Statement of Operations. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Massachusetts Financial Services Company. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $245,594,239 and $192,953,043, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $11,597,518 and received collateral as reported on the Statement of Assets and Liabilities of $12,151,609 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2016, 100% of the cash collateral liability under the securities lending agreement was against loans of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2016

8.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement because the Fund’s expense structure is proposed to change. Under the new advisory agreement, GWCM will absorb the costs associated with fund accounting, which were previously paid directly by the Fund, in its management fee and GWCM’s management fee will increase commensurate with the costs of these services as of December 31, 2015. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of the Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase the expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West MFS International Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received by brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West MFS International Value Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $1,601,374 and has derived gross income from sources within foreign countries amounting to $19,089,281.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 9% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017